1 © 2 0 2 2 P R O C E P T B i o R o b o t i c s C o r p o r a t i o n . A l l R i g h t s R e s e r v e d . ML0447.A INVESTOR EVENT 2022 American Urology Association Annual Meeting May 13, 2022

2 © 2 0 2 2 P R O C E P T B i o R o b o t i c s C o r p o r a t i o n . A l l R i g h t s R e s e r v e d . ML0447.A Safe Harbor Statement This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including the expected financial results of PROCEPT BioRobotics Corporation (the “Company”). Words such as “anticipates,” “believes,” “expects,” “intends,” “projects,” “anticipates,” and “future” or similar expressions are intended to identify forward-looking statements. Any forward-looking statements made by us in this presentation speaks only as of the date on which it was made and are based on management’s current expectations of future events, assumptions, estimates, and beliefs, and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others: (i) the rate and degree of market adoption of the AQUABEAM Robotic System and Aquablation therapy, (ii) the establishment of consistent and favorable payment policies for Aquablation therapy, (iii) the rate of growth of the commercial sales and marketing organization and the ability to manage this anticipated growth, (iv) the impact on volumes of elective procedures performed by health care providers and hospital medical device budgets including as a result of the COVID-19 pandemic and recovery, (v) the effects of increased competition as well as innovations by new and existing competitors in the market for treatments for benign prostatic hyperplasia, (vi) the ability to obtain the required regulatory approvals and clearances to market and sell the AQUABEAM Robotic System in certain other countries, (vii) the development and protection of future innovation, (viii) dependence on a limited number of third-party suppliers for components of the AQUABEAM Robotic System, and (ix) the maintenance of intellectual property rights and the ability to operate the business without infringing the intellectual property rights and proprietary technology of third parties. This presentation and the accompanying oral presentation also contain estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we compete are necessarily subject to a high degree of uncertainty and risk. Factors that could cause actual results to differ materially from those contemplated in this presentation can be found in the Risk Factors section of the Company’s public filings with the Securities and Exchange Commission (“SEC”), including the Company’s annual report on From 10-K filed with the SEC on March 22, 2022, and any current and periodic reports filed thereafter, available at www.sec.gov. Because forward-looking statements are inherently subject to risks and uncertainties, you should not rely on these forward-looking statements as predictions of future events. All statements other than statements of historical fact are forward-looking statements. Except to the extent required by law, the Company undertakes no obligation to update or review any estimate, projection, or forward-looking statement. Actual results may differ from those set forth in this presentation due to the risks and uncertainties inherent in the Company’s business. In light of the foregoing, investors are urged not to rely on any forward-looking statement or third-party data in reaching any conclusion or making any investment decision about any securities of the Company.

Use of Non-GAAP Financial Information

In addition to financial information presented in accordance with U.S. generally accepted accounting principles ("GAAP"), this presentation and the accompanying oral statements include certain non-GAAP financial measures, which include non-GAAP Adjusted EBITDA. The Company defines Adjusted EBITDA as earnings before interest expense, taxes, depreciation and amortization and stock-based compensation. The Company believes that presenting Adjusted EBITDA provides useful supplemental information to investors about the Company in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational decision making. However, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. For example, such measures may exclude significant expenses required by GAAP to be recognized in our financial statements. Other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore any non-GAAP measures the Company uses may not be directly comparable to similarly titled measures of other companies. Non-GAAP financial measures are not a substitute for or superior to measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to any other performance measures derived in accordance with GAAP. Any non-GAAP measure is presented for supplemental informational purposes only and should not be considered a substitute for or superior to financial information presented in accordance with GAAP. A reconciliation of these measures to the most directly comparable GAAP measures is included at the end of this presentation.

3

©2022 PROCEPT BioRobotics Corporation. All Rights Reserved. ML0447.A

Proven Leadership Team



REZA ZADNO, PhD

President & CEO

Avedro, Visiogen, PercuSurge, Cardiac Pathways



KEVIN WATERS

EVP, Chief Financial Officer

Accuray, Conceptus, Laserscope (Greenlight), VISX



SHAM SHIBLAQ

EVP, Chief Commercial Officer

Intuitive Surgical, Conceptus, Invuity, Analogic



BARRY TEMPLIN

SVP, Clinical & Medical Affairs

Abbott Vascular, Guidant, GE Aircraft Engines

4

©2022 PROCEPT BioRobotics Corporation. All Rights Reserved. ML0447.A

Agenda

1. Introduction – **10 min**
   Reza Zadno, CEO

2. Clinical Data Review – **10 min**
   Barry Templin, SVP, Clinical & Medical Affairs

3. Financial Review – **5 min**
   Kevin Waters, CFO

4. Commercial Strategy – **5 min**
   Sham Shiblaq, Chief Commercial Officer

5. Surgeon Panel with Q&A – **60 min**
   Dr. Dean Elterman / Dr. Brian Helfand / Dr. Pratik Desai

5

©2022 PROCEPT BioRobotics Corporation. All Rights Reserved. ML0447.A

Benign Prostatic Hyperplasia (BPH)

A Significant Men's Health Disease in the U.S.

NORMAL PROSTATE



Bladder
Normal Prostate
Urethra

ENLARGED PROSTATE (BPH)



Bladder
Enlarged Prostate
Urethra

#1
Reason men visit the urologist

1 in 2
Estimated men ages 51-60 have BPH and prevalence increases over time

99%
Men with BPH say symptoms impact Quality of Life

~40M
Men in the U.S. that currently have BPH

2x
Men >65 years old in the U.S. expected to double in the next 10 years

Roehrborn, CG, Rosen, RC. Medical therapy options for aging men with benign prostatic hyperplasia: focus on alfuzosin 10 mg once daily. Clinical Interventions in Aging 2008:3(3).
Bouhadana, et al. Patient Perspectives on Benign Prostatic Hyperplasia Surgery: A Focus on Sexual Health. J Sex Med 2020;1 – 5
2014, Ortman, An Aging Nation: The Older Population in the United States

©2022 PROCEPT BioRobotics Corporation. All Rights Reserved.ML0447.A

Loughlin, K. Benign prostatic hyperplasia: epidemiology, economics and evaluation. Can J Urol. 2015 Oct;22 Suppl 1:1-6.
Vuichoud, C, Loughlin, K. Benign prostatic hyperplasia: epidemiology, economics and evaluation. Can J Urol. 2015 Oct;22 Suppl 1:1-6.
MS Health NDTI Urology Specialty Profile, July 2012-June 2013

6

Large Market & Significant Unmet Need

U.S. men actively **MANAGED** for BPH



12M

4.3M	**WATCHFUL WAITERS** ▸ Choose to do nothing and suffer BPH symptoms	
6.7M	**PHARMACEUTICALS** ▸ Suffer dosing adjustments and side effects	**$16B**
1.1M	**PHARMACEUTICAL FALLOUT** ▸ Delay surgery despite medication failure	**$3B**
400K	**SURGERIES PER YEAR** ▸ Compromise between safety and efficacy outcomes	**$1B**

8.2M
Actively **TREATED** for BPH
▼
~$20B
U.S. BPH Surgical Market Opportunity

7

All numbers are approximate.
Vuichoud, C, Loughlin, K. Benign prostatic hyperplasia: epidemiology, economics and evaluation. Can J Urol. 2015 Oct;22 Suppl 1:1-6.
Data on File, PROCEPT BioRobotics

©2022 PROCEPT BioRobotics Corporation. All Rights Reserved. ML0447.A

Aquablation Therapy:
Uniquely Positioned to Become the BPH Treatment of Choice for All Prostate Sizes and Shapes

A BPH therapy that addresses the compromise between safety and efficacy of alternative surgical interventions[1]



AQUABEAM® ROBOTIC SYSTEM

FIRST-OF-ITS-KIND TECHNOLOGY

- Image guidance
- Customized treatment planning
- Robotic surgery
- Heat-free waterjet

COMPELLING CLINICAL EVIDENCE

- Strong and growing base of clinical evidence – 100+ peer-reviewed publications
- Only BPH technology randomized against TURP, the historical standard of care for surgical intervention

FAVORABLE REIMBURSEMENT & KOL SUPPORT

- Favorable U.S. reimbursement with coverage for 100% of eligible Medicare patients
- Strong societal support and inclusion in clinical guidelines

PROVEN COMMERCIAL STRATEGY

- Well-defined customer base and efficient sales infrastructure
- Capital equipment with recurring disposable and service revenues

[1]Aquablation therapy provides long-lasting relief with low rates of complications. Gilling, P, et al. Three-Year Outcomes after Aquablation Therapy Compared to TURP: Results from a Blinded Randomized Trial. Can J Urol. 2020 Feb;27(1):10072-10079.. Bhojani, N, et al. Aquablation for Benign Prostatic Hyperplasia in Large Prostates (80-150 cc): 1-Year Results. Urology. 2019 Jul;129:1-7.
Based on company's internal estimates.

©2022 PROCEPT BioRobotics Corporation. All Rights Reserved.ML0447.A

8

PROCEPT®
BioRobotics

CLINICAL DATA REVIEW



BARRY TEMPLIN
SVP, Clinical & Medical Affairs

©2022 PROCEPT BioRobotics Corporation. All Rights Reserved. ML0447.A

Unmet Need in Surgical Intervention

UNMET NEED:
SAFETY & EFFICACY IN ALL PROSTATES
ALL SIZES, ALL SHAPES

PRIORITIZE SEXUAL FUNCTION & CONTINENCE PRESERVATION

SYMPTOM RELIEF & DURABILITY

NON-RESECTIVE



small	medium	large	extra large
(30-40mL)	(40-80mL)	(80-150mL)	(150mL+)

TURP & PVP

Enucleation & Simple ▶

◀ PUL & Water Vapor

PRIORITIZE SYMPTOM RELIEF & DURABILITY

SEXUAL FUNCTION & CONTINENCE PRESERVATION

RESECTIVE

BPH size ranges: AUA Guidelines: Surgical Management of BPH/Lower Urinary Tract Symptoms (2018, amended 2019, 2020) Published 2018, Amended 2019, 2020.

PVP = Photovaporization of Prostate (GreenLight)
PUL = Prostatic Urethral Lift (UroLift)

10

©2022 PROCEPT BioRobotics Corporation. All Rights Reserved. ML0447.A

Clinically Validated Efficacy, Durability and Safety
Independent of Prostate Size, Shape and Surgeon Experience

WATER STUDY

n = 181

Only FDA pivotal study randomized to gold standard TURP for prostates

30 – 80 mL

- **Superior safety compared to TURP** due to low irreversible complications
- **Superior symptom relief** for subset of patients with prostates ≥ 50 ml

WATER II STUDY

Only prospective multicenter study successfully completed for large prostates

80 – 150 mL

Only treatment for large prostates with a low irreversible complication rate

Size independent procedure

Significant symptom relief in large prostates

OPEN WATER STUDY

n = 178

First multicenter all-comers study with real-world results in prostates

20 – 150 mL

Validates **safety and efficacy in a real-world** setting

Minimal exclusion criteria

American Urological Association | European Association of Urology | Canadian Urological Association | NICE National Institute for Health and Care Excellence

11

Data on file. WATER, WATER II, and OPEN WATER clinical studies.
WATER: Aquablation n=116, TURP n=65.

©2022 PROCEPT BioRobotics Corporation. All Rights Reserved. ML0447.A

12 © 2 0 2 2 P R O C E P T B i o R o b o t i c s C o r p o r a t i o n . A l l R i g h t s R e s e r v e d . ML0447.A Safety Low Rates of Irreversible Complications in ALL Prostates Data on file. WATER, WATER II, and OPEN WATER clinical studies. WATER WATER II OPEN WATER Aquablation TURP Mean Prostate Size 54 mL 52 mL 107 mL 59 mL Obstructive Median Lobe 50% 52% 83% 59% Ir re ve rs ib le C om pl ic at io ns Incontinence 0.0% 0.0% 2.0% 0.0% Erectile dysfunction 0.0% 0.0% 0.0% 0.0% Ejaculatory dysfunction 6.9% 24.6% 14.9% 8.4% Statistical Significance: p<0.05

13 © 2 0 2 2 P R O C E P T B i o R o b o t i c s C o r p o r a t i o n . A l l R i g h t s R e s e r v e d . ML0447.A M O DE RA TE SE VE RE M IL D Non-Resective2 Drug Therapy1 0 5 10 15 20 25 0 6 12 18 24 30 36 42 48 54 60 IP SS : B PH S YM PT O M S CO RE MONTHS FROM PROCEDURE WATER (30-80mL) WATER II (80-150mL) OPEN WATER (20-150mL) TURP (WATER STUDY) Efficacy and Durability Similar Outcomes to TURP, but Across ALL Prostates in Both Clinical and Commercial Studies 1. Drug therapy generally provides IPSS reduction of approximately 5 points. 2. Non resective surgery generally provides IPSS reduction of approximately 10 points Roehrborn CG, et al. Five-year results of the prospective randomized controlled prostatic urethral L.I.F.T. study. Can J Urol. 2017 Jun;24(3):8802- 8813. IPSS IMPROVEMENT Data on file. WATER, WATER II, and OPEN WATER clinical studies. McVary KT, et al. Final 5-Year Outcomes of the Multicenter Randomized Sham-Controlled Trial of a Water Vapor Thermal Therapy for Treatment of Moderate to Severe Lower Urinary Tract Symptoms Secondary to Benign Prostatic Hyperplasia. J Urol. 2021 Apr 19

NOT HEAD-TO-HEAD STUDIES
EXCEPT FOR WATER STUDY

Surgical & Medical Retreatment from FDA Trials



MAXIMUM SIZE PROSTATE TREATED: 80 mL
6.0%1
WATER (5y)
12.3%1
WATER (5y)
15.5%2
Rezūm (5y)
33.6%4
L.I.F.T (5y)
AQUABLATION
Avg prostate: 54 mL1
50% OML1
TURP
Avg prostate: 52 mL1
52% OML1
REZUM
Avg prostate: 46 mL3
31% OML3
UROLIFT
Avg prostate: 45 mL5
0% OML5
PROSTATE SIZES: 80-150 mL
9%6
WATER II (4y)
AQUABLATION
Avg prostate: 107 mL6
83% OML6

1. Gilling PJ et al. Five-year outcomes for Aquablation therapy compared to TURP: results from a double-blind, randomized trial in men with LUTS due to BPH. Can J Urol. 2022 Feb
2. McVary, et al. Final 5-year outcomes of the multicenter randomized sham-controlled trial of Rezūm water vapor thermal therapy for treatment of moderate-to-severe lower urinary tract symptoms secondary to benign prostatic hyperplasia. *J Urol.* 2021 Apr 19
3. McVary et al. Minimally Invasive Prostate Convective Water Vapor Energy Ablation: A Multicenter, Randomized, Controlled Study for the Treatment of Lower Urinary Tract Symptoms Secondary to Benign Prostatic Hyperplasia *J Urol* 2016 May 1
4. McVary et al. A Tower of Babel in Today's Urology: Disagreement in Concepts and Definitions of Lower Urinary Tract Symptoms/Benign Prostatic Hyperplasia Re-Treatment. *J Urol.* 2020 Aug 1
5. Roehrborn et al The Prostatic Urethral Lift for the Treatment of Lower Urinary Tract Symptoms Associated with Prostate Enlargement Due to Benign Prostatic Hyperplasia: The L.I.F.T. Study J Urol 2013 Dec 1
6. Bhojani et al. Abstract of "Aquablation for benign prostatic hyperplasia in large prostates (80-150cc) 4 year results" Journal of Urology Vol. 207, No. 5S, Supplement, Saturday, May 14, 2022

Surgical retreatment is any intervention to treat recurrent LUTS, including clip removal for UroLift
OML = obstructive median lobe

14

©2022 PROCEPT BioRobotics Corporation. All Rights Reserved. ML0447.A

15 © 2 0 2 2 P R O C E P T B i o R o b o t i c s C o r p o r a t i o n . A l l R i g h t s R e s e r v e d . ML0447.A Safety Real-world Low Rates of Irreversible Complications in ALL Prostates Data on file. WATER, WATER II, and OPEN WATER clinical studies. WATER WATER II OPEN WATER Aquablation TURP Mean Prostate Size 54 mL 52 mL 107 mL 59 mL (20-150 mL) Obstructive Median Lobe 50% 52% 83% 59% Ir re ve rs ib le C om pl ic at io ns Incontinence 0.0% 0.0% 2.0% 0.0% Erectile dysfunction 0.0% 0.0% 0.0% 0.0% Ejaculatory dysfunction 6.9% 24.6% 14.9% 8.4% Statistical Significance: p<0.05

Resective Surgery: Summary of Key Safety Data

		TURP[1,2]	PVP[1,2]	Enucleation[1,2,3]	Simple Prostatectomy[1,2,4]
	General Prostate Size Treated	< 80mL	< 80mL	> 80mL	> 100mL
Irreversible Complications	Incontinence	As high as 2%	As high as 2%	As high as **33%**	As high as 8%
	Erectile dysfunction	As high as **14%**	As high as **20%**	As high as 8%	As high as 3%
	Ejaculatory dysfunction	As high as **89%**	As high as **50%**	As high as **77%**	As high as **90%**

[1]Leong et al. Minimizing Sexual Dysfunction in BPH Surgery. Current Sexual Health Reports (2019) 11:190–200
[2]Comiter et al. Urinary incontinence after prostate treatment. Up to Date; Last update May 2020.
[3]Sapetti, J, et al. Urinary incontinence after HOLEP: Incidence, evolution and predictive factors. Prog Urol. 2019 Feb;29(2):101-107
[4]Khera, M. Simple Prostatectomy. Medscape. 2018.
Data reported in each category is not head-to-head.

16

©2022 PROCEPT BioRobotics Corporation. All Rights Reserved. ML0447.A

Automated Robotic Execution



SIZE & SHAPE INDEPENDENT RESECTION
AVERAGE RESECTION TIME
Aquablation 5.8 min
TURP 27.4 min
WATER + WATER II (30-150mL)
TURP (30-80mL)
RESECTION TIME (min)
PROSTATE SIZE (mL)
70
60
50
40
30
20
10
0
30
50
70
90
110
130
150

17

©2022 PROCEPT BioRobotics Corporation. All Rights Reserved.ML0447.A

PROCEPT® BioRobotics

FINANCIAL REVIEW



KEVIN WATERS
Chief Financial Officer

©2022 PROCEPT BioRobotics Corporation. All Rights Reserved. ML0447.A

1Q22 Earnings Recap

$14.2M

(+97% y/y)

WORLDWIDE REVENUE

22

(+47% y/y)

U.S. AQUABEAM SYSTEMS SOLD

~$350K

(+17% y/y)

U.S. A AQUABEAM AVG SELLING PRICE

5.6

(+81% y/y)

U.S. MONTHLY UTILIZATION

93

(+35% y/y)

U.S. AQUABEAM INSTALL BASE

~175M

(~75% Coverage)

TOTAL COVERED LIVES[1,2]

U.S. HANDPIECES SOLD


~630
~840
~1,230
~1,425
Q2'21
Q3'21
Q4'21
Q1'22

(1) Includes Medicare, Aetna, Cigna, Anthem, Humana, HCSC, Emblem Health, BCBS Massachusetts, CareFirst, BCBS North Dakota, Independence BCBS, and Medical Mutual of Ohio
(2) As of May 13, 2022

©2022 PROCEPT BioRobotics Corporation. All Rights Reserved. ML0447.A

19

20 © 2 0 2 2 P R O C E P T B i o R o b o t i c s C o r p o r a t i o n . A l l R i g h t s R e s e r v e d . ML0447.A 2022 Financial Guidance 2020 2021 2022 Total Revenue ($M) $7.7 $34.5 TOTAL CASH & CASH EQUIVALENTS BALANCE OF $284.3M AND DEBT BALANCE OF $50M AS OF MARCH 31, 2022 Actual 2022 Guidance (mid-point) (1) 2022 financial guidance issued on May 5, 2022 (2) 2022 operating expense guidance includes approximately $12.5 million in stock-based compensation expense (3) See appendix for reconciliation of non-GAAP financial measures $60.0 Actual FY21 Guidance FY221 Revenue Revenue growth (y/y) $34.5 million 348% $58 to $62 million 68% - 80% (implied) Gross Margin 46% 47% to 49% Operating Expenses $70 million Approximately $106 million2 Adjusted EBITDA Loss $63 to $60 million3

PROCEPT® BioRobotics

COMMERCIAL STRATEGY



SHAM SHIBLAQ
Chief Commercial Officer

©2022 PROCEPT BioRobotics Corporation. All Rights Reserved. ML0447.A

U.S. Commercial Opportunity: **8.2M** Available Patients

IMMEDIATE OPPORTUNITY ~$1B	MIDTERM OPPORTUNITY ~$10B	LONG TERM OPPORTUNITY ~$10B
~290,000 Convert Existing Resective Surgical Market	**~3.9 Million** Penetrate Drug & Drug Failure Candidates	**~3.9 Million** Capture Drug & Drug Failure Candidates
~105,000 Non-Resective Surgical Market		
UROLOGISTS	UROLOGISTS	PCP → UROLOGISTS

22

U.S. Commercial Opportunity: Segmentation
Target High-Volume Hospitals

US HOSPITALS BY ANNUAL BPH RESECTIVE VOLUME (2019)
~2,700 Total Resective Hospitals


68%
32%

INITIAL TARGET
860 High Volume Hospitals
Annual Resective Volume ≥100

- HIGH (≥100)
- LOW (<100)

RESECTIVE PROCEDURE SHARE BY HOSPITAL TYPE (2019)
>250,000 Hospital Based Resective Procedures

~180K Resective Procedures
Avg. Annual Resective Volume = 200
Monthly Avg. = 17.4


71%
28%

30% OF HOSPITALS GENERATE 70% OF RESECTIVE BPH PROCEDURES

Data on File, PROCEPT BioRobotics

©2022 PROCEPT BioRobotics Corporation. All Rights Reserved.ML0447.A

23

24 © 2 0 2 2 P R O C E P T B i o R o b o t i c s C o r p o r a t i o n . A l l R i g h t s R e s e r v e d . ML0447.A Aquablation Treated Prostate Sizes – U.S. 6.7% 18.2% 21.9% 19.9% 12.1% 7.4% 6.5% 3.1% 1.9% 0.8% 0.5% 0.5% 0.2% 0.3% < 40 (40,60] (60,80] (80,100] (100,120] (120,140] (140,160] (160,180] (180,200] (200,220] (220,240] (240,260] (260,280] (280,300] > 300 # P R O C ED U R ES P R O S TAT E S I Z E G R O U P S (mL) PROSTATE SIZE HISTOGRAM – U.S DATA 1/1/21 to 3/31/22 Vision Become the BPH treatment standard of care and expand the market Immediate Strategy Convert TURP and Greenlight hospital-base pprocedures (50-100 mL) and then drive to smaller glands ~70% of Prostates Treated are <100 mL Data on File, PROCEPT BioRobotics

PROCEPT® BioRobotics

SURGEON PANEL

2022 American Urology Association Annual Meeting

May 13, 2022



©2022 PROCEPT BioRobotics Corporation. All Rights Reserved.ML0447.A

Introductions



Dean Elterman, MD

University of Toronto

Toronto, Canada



Brian Helfand, MD, PhD

Northshore University
Health System

Chicago, IL



Pratik Desai, MD

Potomac Urology

Woodbridge, VA

26

©2022 PROCEPT BioRobotics Corporation. All Rights Reserved. ML0447.A

Dean Elterman, MD

University of Toronto
Toronto, Canada

27

©2022 PROCEPT BioRobotics Corporation. All Rights Reserved.ML0447.A

Disclosures

- *Boston Grants/Research Support: Boston Scientific, Pfizer, Clarion*
- *Speakers Bureau/Honoraria: Allergan, Astellas, Coloplast, Boston Scientific, Ferring, Medtronic, Clarion, PROCEPT BioRobotics*
- *Consulting: Medtronic, BSCI, Coloplast, Axonics, PROCEPT BioRobotics*
- *Investigator: BSCI, Meditate, Medeon, Zenflow, Medtronic, Axonics, PROCEPT BioRobotics*

The views expressed in this presentation are those of the presenter and do not necessarily reflect the views or policies of PROCEPT BioRobotics or its subsidiaries. No official endorsement by PROCEPT BioRobotics or any of its subsidiaries of any vendor, products or services contained in this presentation is intended or should be inferred.

An honorarium is provided by PROCEPT BioRobotics to the speakers for this presentation.

28

©2022 PROCEPT BioRobotics Corporation. All Rights Reserved. ML0447.A

The Only Image-Guided, Heat-Free, Automated Robotic Therapy for BPH

Real-Time Image Guidance

Intraoperative ultrasound imaging combined with cystoscopic visualization provide a multidimensional view of the treatment area

Personalized Treatment Planning

Advanced planning software allows the surgeon to map the treatment contour by identifying tissue to preserve and resect

Automated Robotic Execution

Robotic execution of the waterjet along the treatment plan results in standardized outcomes and operative experience

Heat-Free Waterjet Resection

Heat-free waterjet precisely removes prostate tissue and minimizes thermal damage to surrounding tissue

AQUABEAM®
ROBOTIC SYSTEM



29

©2022 PROCEPT BioRobotics Corporation. All Rights Reserved.ML0447.A

Real-Time Image Guidance




Waterjet & Cystoscope
Median Lobe
Lateral Lobe
External Sphincter
Veru
Bladder
Transrectal Ultrasound (TRUS)



CYSTOSCOPY + TRANSRECTAL ULTRASOUND

MULTI-DIMENSIONAL VIEW OF THE TREATMENT AREA

30

©2022 PROCEPT BioRobotics Corporation. All Rights Reserved. ML0447.A

31 © 2 0 2 2 P R O C E P T B i o R o b o t i c s C o r p o r a t i o n . A l l R i g h t s R e s e r v e d . ML0447.A Visualize Treatment Area

Personalized Treatment Planning

IDENTIFY CRITICAL ANATOMY

1. MEDIAN LOBE | RESECT
2. BLADDER NECK | PRESERVE
3. LATERAL LOBE | RESECT
4. VERUMONTANUM | PRESERVE
5. EXTERNAL SPHINCTER | PRESERVE

CREATE TREATMENT CONTOUR


ML
BN
M

32

©2022 PROCEPT BioRobotics Corporation. All Rights Reserved.ML0447.A

Heat-Free Waterjet Resection

HEAT-FREE RESECTION[1]


Healthy Tissue


B
Injured Tissue
L
CZ
TZ
NLZ

HEAT-BASED RESECTION[2,3]

L- Lumen | CZ- Cautery Zone | TZ- Transition Zone | NLZ- Non-Laser Zone

Heat-based options can lead to thermal injury and result in:

- Highly variable depth of tissue penetration
- Necrosis which may extend deeper than cavity created
- Potential for unintended prostate capsule perforation
- Potential damage to nerve bundle responsible for erectile function
- Delayed healing of prostatic urethra

1. Data on file at PROCEPT BioRobotics
2. Malek et al. Photoselective Vaporization Prostatectomy: Experience With a Novel 180 W 532 nm Lithium Triborate Laser and Fiber Delivery System in Living Dogs, The Journal of Urology, Volume 185, Issue 2, 2011, Pages 712-718, ISSN 0022-5347,
3. Bruyère F, et al. Penetration depth with the XPS GreenLight laser assessed by contrast enhanced ultrasonography. J Endourol. 2013 Oct;27(10):1282-6. doi: 10.1089/end.2013.0368. Epub 2013 Aug 21.

33

©2022 PROCEPT BioRobotics Corporation. All Rights Reserved.ML0447.A

Sphincter Protection for Continence Preservation


Use cystoscope to visualize sphincter and verumontanum

Video courtesy of Professor T.Bach, Asklepios Westklinikum Hamburg

34

©2022 PROCEPT BioRobotics Corporation. All Rights Reserved.ML0447.A

Veru Protection Zone for Ejaculation Preservation




PROCEPT
BIOROBOTICS
TREATMENT PROFILE
RESET
BACK
NEXT
SAGITTAL
16:39:34
Profile
Treatment Start
Treatment End
Veru Zone Start
PLAN
Depth 24.3mm, Angle 120 degrees
Median Lobe Zone
Bladder Neck Zone
Mid-Prostate Zone
PROCEDURE WALK THROUGH
SETUP
HANDPIECE
TRUS
ALIGNMENT
PLAN
ANGLE
REGISTRATION
PROFILE
TREAT
TREATMENT
Nozzle Controls
Neck
Veru
Probe Position: 70.0 mm

Veru protection start marker = 33% of the distance between bladder neck and end marker

35

©2022 PROCEPT BioRobotics Corporation. All Rights Reserved.ML0447.A

Veru Protection Zone | Depth of Resection

GREATER RISK OF ANEJACULATION



> 5mm cut depth below Veru
BN
M
1
2
3
4
5

LOWER RISK OF ANEJACULATION



< 5 mm cut depth below Veru
BN
M
1
2
3
4
5

Nguyen D, et al. Predictors of Anejaculation after Aquablation Procedure. Prostatic Disease and Male Voiding Dysfunction. 2021

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37 © 2 0 2 2 P R O C E P T B i o R o b o t i c s C o r p o r a t i o n . A l l R i g h t s R e s e r v e d . ML0447.A Evolution of Hemostasis 20 – 80 mL 11% CAUTERY 2015 2016 2017 2018 2019 2020 2021 2022 H E M O S T A S IS M E T H O D Cautery 0.9%2 5.9%3 2.7%4 0.8%5 1. Data on file at PROCEPT BioRobotics 2. WATER transfusion rate 3. WATER II transfusion rate pre-discharge and additional 4% at 30 days 4. OPEN WATER transfusion rate 5. Elterman et al 2021 D A T A S O U R C E S NO CAUTERY 40% CAUTERY Catheter Tension Device Focal Bladder Neck Cautery Clot Evacuation 100% CAUTERY Non-Specified Cautery Commercial Cases OPEN WATER N=178 WATER WATER II Focal Bladder Neck Cautery N=116 N=101 N=2,089 OPTIMAL METHOD IDENTIFIED 20 – 80 mL 20 – 150 mL 20 – 280 mL 20 – 280 mL 20 – 360 mL 20 – 387 mL 20 – 535 mL Prostate Size Ranges1

Brian Helfand, MD, PhD

Northshore University
Health System

Chicago, IL

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Disclosures

Consultant: PROCEPT BioRobotics

The views expressed in this presentation are those of the presenter and do not necessarily reflect the views or policies of PROCEPT BioRobotics or its subsidiaries. No official endorsement by PROCEPT BioRobotics or any of its subsidiaries of any vendor, products or services contained in this presentation is intended or should be inferred.

An honorarium is provided by PROCEPT BioRobotics to the speakers for this presentation

39

©2022 PROCEPT BioRobotics Corporation. All Rights Reserved. ML0447.A

Shift in Practice

THEN

Patient counseling **requires a *Treatment Algorithm***

- Size
- Median lobe
- Anterior tissue
- Antithrombotics
- Catheter duration
- Antegrade ejaculation
- Durability
- Catheter duration

NOW

Treatment Algorithm **not needed**

- Patient counseling simplified
- Practice consolidation

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Patient Experience

SEXUAL FUNCTION

Magnitude of function preserved
Longevity of function preservation

MEDICATION USE

Ability to get off medication

RECOVERY

Speed to discharge
Time in OR post operatively
Pain and dysuria

CATHETER TIME

Time with catheter post-operatively

URINARY OUTCOMES

Magnitude of symptom reduction
Speed to symptom reduction

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Same Day Discharge with Aquablation Therapy

- Well-established hemostasis method resulting in **0.8% transfusion rate** in over 2,000 patients[1]
- Confidence in hemostasis and need for COVID outpatient resulted in studying **same day discharge**
- Consecutive patients from Dec 1, 2020 to April 15, 2021 were offered Aquablation on outpatient basis

DISCHARGE ALGORITHM



CBI PACU x4 hours
- Traction
+ Traction
Clear
Outpatient
Remove Catheter in Clinic
Dark Red
Clear
Dark Red
Take off Traction
Observation Status/Admit Continuous CBI

HEMATURIA SCALE



Stout et al. Urology 2020
Grade I
Grade II
Grade III
Grade IV
Grade V

1. Elterman D. et al. Focal Bladder Neck Cautery Associated with Low Rate of Post Aquablation Bleeding. CJU 2021 Apr.
2. Helfand. (2021). Aquablation Therapy Day Case Feasibility [White Paper] PROCEPT BioRobotics

The information included in this material is being provided for informational purposes only and is not a substitute for the independent medical judgment of a physician in assessing treatment and management options for a specific patient. The information is not intended as a recommendation or endorsement by PROCEPT BioRobotics of any particular treatment method, unless otherwise expressly stated in the product's User Manual or Instructions For Use. The handling physician is solely responsible for all patient care decisions.

©2022 PROCEPT BioRobotics Corporation. All Rights Reserved. ML0447.A

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43 © 2 0 2 2 P R O C E P T B i o R o b o t i c s C o r p o r a t i o n . A l l R i g h t s R e s e r v e d . ML0447.A Helfand. (2021). Aquablation Therapy Day Case Feasibility [White Paper] PROCEPT BioRobotics ► 87% successfully underwent day-case Aquablation therapy ► 0% readmissions or transfusions ► 0% of patients required home irrigation RESULTS While there is a trend for 23-hour hospital observation for men with very large prostates, Aquablation therapy is feasible for most men as a day-case procedure when they meet the noted hematuria criteria and medication considerations. CONCLUSION Same Day Discharge with Aquablation Therapy Day-Case (n=20) 23-Hour Observation (n=3) Average Age (SD) 64.8 (4.8) 65.3 (6.65) Average TRUS Volume (SD) 99.87 (50.69) 180.67 (158.35) Average Intraprostatic Protrusion Length mm (SD) 5.07 (9.40) 8.41 (11.17) Average AUA-SI Score (SD) 18.5 (9.2) 17.8 (6.4) Average QoL Score (SD) 3.7 (0.9) 3.0 (1.7) Average PSA ng/ml (SD) 5.22 (6.51) 8.85 (3.78) Average Resection Time (SD) 8.22 (1.33) 14.50 (5.62)

44 © 2 0 2 2 P R O C E P T B i o R o b o t i c s C o r p o r a t i o n . A l l R i g h t s R e s e r v e d . ML0447.A Potomac Urology Pratik Desai, MD Woodbridge, VA

Disclosures

Consultant: PROCEPT BioRobotics

The views expressed in this presentation are those of the presenter and do not necessarily reflect the views or policies of PROCEPT BioRobotics or its subsidiaries. No official endorsement by PROCEPT BioRobotics or any of its subsidiaries of any vendor, products or services contained in this presentation is intended or should be inferred.

An honorarium is provided by PROCEPT BioRobotics to the speakers for this presentation

45

©2022 PROCEPT BioRobotics Corporation. All Rights Reserved.ML0447.A

Undertreated & Sidelined Patients

Rigidly following the guidelines prevents accounting for patient individuality


History
PE & DRE
Symptom
Assessment
IF
Urinary Retention
Recurrent UTI
Recurrent hematuria
Bladder stones
Renal Insufficiencies
1 Managed by primary care physician
2 Stay on medication & delay treatment
3 Unknown market not presenting to urologists
Mild
Moderate to Severe
BPH DISEASE PROGRESSION IS ONE WAY
Watchful Waiting
Non-Surgical
Surgery

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Standardized Process Flow

Develop a **scalable** process focused on patient needs

Identify Symptoms

- **Every patient above 40 fills out IPSS**
- **Physical exam, PSA, prior history**
- **"Is there room for improvement for your urinary symptoms"**
- **Family history**

Standard Work Up

- **Medication discussion & trial**
- **Cystoscopy, TRUS, and Urodynamic study**
- **Urodynamic study with PVR**
- **Identify opportunity to deliver better care**

Identify Disease

- **Medication discussion & trial**
- **Size and shape of prostate**
- **Degree of obstruction**
- **Expectation for sexual and ejaculatory function**

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Aquablation Therapy Program


AQUABLATION THERAPY CASES
AT POTOMAC UROLOGY
230
50
18
13
2018
2019
2020
2021

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49 © 2 0 2 2 P R O C E P T B i o R o b o t i c s C o r p o r a t i o n . A l l R i g h t s R e s e r v e d . ML0447.A THANK YOU

	WATER: FDA RANDOMIZED STUDY (n=181)		WATER II: FDA SINGLE ARM STUDY (n=101)
BASELINE CHARACTERISTICS	**AQUABLATION (n=116)**	**TURP (n=65)**	**AQUABLATION (n=101)**
Age, years, mean (SD)	66.0 (7.3)	65.8 (7.2)	67.5 (6.6)
Body mass index, mean (SD)	28.4 (4.1)	28.2 (4.5)	28.4 (4.2)
Prostate size (TRUS), mL; mean (SD)	54.1 (16.2)	51.8 (13.8)	107.4 (22.1)
Obstructive median lobe, %	50%	52%	83.2%
Prostate-specific antigen, g/dL; mean (SD)	3.7 (3.0)	3.3 (2.3)	7.1 (5.9)
BASELINE QUESTIONNAIRES			
IPSS score, mean (SD)	22.9 (6.0)	22.2 (6.1)	23.2 (6.3)
IPSS QoL, mean (SD)	4.8 (1.1)	4.8 (1.0)	4.6 (1.0)
Sexually active, n (%) [MSHQ-EjD]	93 (80.2%)	54 (83.1%)	77 (76%)
MSHQ-EjD, mean (SD)*	8.1 (3.7)	8.8 (3.6)	8.1 (3.9)
IIEF-5, mean (SD)*	17.2 (6.5)	18.2 (7.0)	15.1 (7.4)
ANTITHROMBOTIC USE			
Anticoagulant, n (%)	2 (1.7%)	2 (3.1%)	4 (4.0%)
Antiplatelet / NSAID, n (%)	15 (12.9%)	6 (9.2%)	21 (20.8%)
Aspirin (≤ 100 mg), n (%)	24 (20.7%)	11 (16.9%)	18 (17.8%)
Any of above, n (%)	41 (35.3%	19 (29.2%)	43 (42.6%)
BPH MEDICATION USE			
Alpha blocker, n (%)	48 (41.4%)	23 (35.4%)	41 (40.6%)
5-ARI, n (%)	2 (1.7%)	2 (3.1%)	4 (4.0%)
Alpha blocker / 5-ARI, n (%)	23 (19.8%)	14 (21.5%)	29 (28.7%)
Any of above, n (%)	73 (62.9%)	39 (60.0%)	74 (73.3%)

IPSS = International Prostate Symptom Score
QoL = Quality of Life
*Sexually active men

MSHQ-EjD = Male Sexual Health Questionnaire – ejaculatory dysfunction
IIEF-5 = International Index of Erectile Function

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51 © 2 0 2 2 P R O C E P T B i o R o b o t i c s C o r p o r a t i o n . A l l R i g h t s R e s e r v e d . ML0447.A Non-GAAP Reconciliations RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBITDA (in thousands) (unaudited) RECONCILIATION OF GAAP NET LOSS TO ADJUSTED 2022 EBITDA Guidance (in thousands) (unaudited) Three Months Ended March 31, 2022 2021 Net loss $ (17,185) $ (12,822) Depreciation and amortization expense 758 915 Stock-based compensation expense 1,552 650 Interest income and interest expense, net 1,385 1,450 Adjusted EBITDA $ (13,490) $ (9,807)